SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2003

PACER TECHNOLOGY

(Exact Name of Registrant as Specified in Charter)

California	0-8864	77-0080305
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9420 Santa Anita Avenue,	(Address of Principal
Rancho Cucamonga California 91730	Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (909) 987-0550

Not Applicable

(Former Name or Former Address if Changed Since Last Report

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The	following exhibit is filed as part of this report:

Exhibit 99.1:	Press Release issued October 30, 2003.

Item 12.	Public Announcement or Release of Material Non-Public Information

On October 30, 2003, Pacer Technology, a California corporation (“Pacer” or the “Company”), issued a press release announcing its results of operations for the three month period ended September 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER TECHNOLOGY

Date:	November 3, 2003	By	/s/ RICHARD S. KAY

Richard S. Kay
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION
99.1	Press Release issued on October 30, 2003 announcing earnings for the quarter ended September 30, 2003 for Pacer Technology.

E-1